State Street Institutional Investment Trust

SUPPLEMENT DATED OCTOBER 30, 2015

TO

SUMMARY PROSPECTUS AND PROSPECTUS EACH DATED APRIL 30, 2015, AS SUPPLEMENTED OCTOBER 19, 2015 AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2015, AS AMENDED SEPTEMBER 4, 2015	PROSPECTUS DATED APRIL 30, 2015 AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2015, AS AMENDED SEPTEMBER 4, 2015

Premier Class (formerly, the Institutional Class) (SSTXX) Investment Class (TFVXX) Institutional Class (SSAXX) Investor Class (TFNXX) Administration Class (SSFXX)	Service Class (TASXX)

STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND

The Summary Prospectus, Prospectus and Statement of Additional Information for the State Street Institutional Tax Free Money Market Fund (the “Fund”) are hereby supplemented. The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The State Street Institutional Investment Trust’s Board of Trustees has approved a Plan of Liquidation and Termination of Sub-Trust (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and terminated on or prior to December 15, 2015 (the “Liquidation Date”). Effective immediately the Fund may take steps to begin preparing for its liquidation, which may include departing from its principal investment strategy, such as holding a significant portion of its assets in cash, and not achieving its investment objective. During the period between the effective date of the Plan (December 8, 2015) and the Liquidation Date, the Fund will engage in business and activities solely for the purposes of winding up its business and affairs and making a distribution of its assets to shareholders, and may not pursue or achieve its investment objective. The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser”) will continue to voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Fund to the extent necessary to avoid negative yield, or a yield below a specified level, which may vary from time to time in the Adviser’s sole discretion, through the liquidation of the Fund.

In anticipation of the Fund’s liquidation, the Fund will cease the sale of its shares to new investors upon the close of business on November 13, 2015; however, shares of the Fund may continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund. Effective upon the close of business on December 8, 2015, the Fund will no longer accept orders from existing shareholders to purchase additional shares. Current shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem or exchange their shares into shares of the same class of other Funds in the State Street Institutional Investment Trust at any time prior to the Liquidation Date.

At or immediately prior to the Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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